Exhibit 10.3

[DELOITTE & TOUCHE LETTERHEAD]

Date	Reference
April 17, 2003	A. Sandler

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation in ASM International N.V.’s Registration Statements no.’s 33-6184, 33-6185, 33-6186, 33-78628 and 33-93026 on Form S-8 and no. 333-92006, 333-8080 and 333-11502 on Form F-3 of our report dated February 17, 2003, on the consolidated financial statements of ASM International N.V., which are included in this annual report on Form 20-F of ASM International N.V., for the year ended December 31, 2002.

/s/ Deloitte & Touche Accountants